VALIC COMPANY I
Supplement to the Prospectus dated October 1, 2009
Dividend Value Fund. On June 4, 2010, the shareholders of the Dividend Value Fund approved an investment sub-advisory agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp. (“SAAMCo”). Effective June 7, 2010, SAAMCo assumed co-sub-adviser duties of the Fund. In addition, BlackRock Investment Management, LLC assumed co-sub-adviser duties of the Fund effective June 7, 2010.
Growth Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — American Century Investment Management” the disclosure with respect to Brian Ertley is deleted in its entirety effective June 25, 2010. William Martin and Lynette Pang will continue as co-portfolio managers of the Disciplined Growth Strategy team of the Growth Fund.
Large Capital Growth Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — Invesco Advisers, Inc. (“Invesco Advisers”)” the disclosure with respect to Geoffrey Keeling and Robert Shoss, is deleted in its entirety effective June 25, 2010. Effective June 25, 2010, Eric Voss, CFA and Ido Cohen assumed portfolio management responsibilities for the portion of the Fund managed by Invesco Advisers. Mr. Voss, portfolio Manager joined Invesco Advisers in 2010. Previously, he was a portfolio manager with J&W Seligman Investments where he led the Seligman Growth Team and focused on growth equity portfolios. Prior to working at J&W Seligman, Mr. Voss was a portfolio manager with Conseco Capital and Wells Capital Management since 1997. Mr. Cohen, Portfolio Manager, joined Invesco Advisers in 2010. From 2007 to 2010, he was a vice president and senior analyst with Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC). Prior to 2007, he was a member of a technology, media and telecom-focused investment team at Diamondback Capital.
Mid Cap Strategic Growth Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — PineBridge Investments, LLC (“PineBridge”)” the disclosure with respect to Michael Allocco is deleted in its entirety effective June 24, 2010. Effective June 24, 2010, Jamie Cuellar, CFA and Craig Swann assumed co-portfolio management responsibilities for the portion of the Fund subadvised by PineBridge. Mr. Cuellar is currently a Vice President and Portfolio with PineBridge. He joined PineBridge in 2000 and has 15 years of industry experience. Mr. Cuellar has been a micro-cap portfolio manager since 2004 and a small cap portfolio manager since 2005. Mr. Swann is currently a Portfolio Manager with PineBridge. He joined PineBridge in 2006 and has 12 years of industry experience. Prior to joining PineBridge, Mr. Swann was in institutional sales at Capital One Southcoast Capital, and covered the energy, industrial and financial sectors.
Science & Technology Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — Wellington Management Company (“Wellington Management”),” effective July 1, 2010 Michael Masdea became a co-portfolio manager of the portion of the Science & Technology Fund subadvised by Wellington Management. Mr. Masdea, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2008. Prior to joining Wellington Management, Mr. Masdea was a managing director and the global head of semiconductor research at Credit Suisse from 1999 through 2008. John Averill, Nicholas Boullet, Bruce Glazer and Anita M. Killian will continue to serve as co-portfolio managers of the portion of the Fund subadvised by Wellington Management.
Date: July 1, 2010